SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 10, 2002

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                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2001-A
                         ------------------------------
                           (EXACT NAME OF REGISTRANT)


       DELAWARE                    333-56802
       DELAWARE                    333-56802-01                 22-3784653
------------------------       ---------------------           -------------
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)           (IRS EMPLOYER
                                                               IDENTIFICATION
                                                                   NUMBER)


                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (201) 307-4000
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.


(c)        Exhibit.
           -------

          Exhibit 99.1 Servicer Report for BMW Vehicle Owner Trust 2001-A dated August 26, 2002.











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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                           BMW FS Securities LLC
                                           BMW Vehicle Owner Trust 2001-A

Date: September 10, 2002                   By: /s/ Norbert Mayer
                                               --------------------------------
                                               Norbert Mayer
                                               Authorized Signatory











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
                                  EXHIBIT INDEX


Exhibit No.                             Description
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   99.1           Servicer Report for BMW Vehicle Owner Trust 2001-A dated
                  August 26, 2002.
















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